UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	12/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2013

Semiannual Report

to Shareholders

DWS Enhanced Commodity

Strategy Fund

Contents
3 Letter to Shareholders
4 Performance Summary
6 Portfolio Management Team
7 Consolidated Portfolio Summary
9 Consolidated Investment Portfolio
23 Consolidated Statement of Assets and Liabilities
25 Consolidated Statement of Operations
27 Consolidated Statement of Changes in Net Assets
28 Consolidated Financial Highlights
36 Notes to Consolidated Financial Statements
56 Information About Your Fund's Expenses
58 Advisory Agreement Board Considerations and Fee Evaluation
63 Account Management Resources
65 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund's performance. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. A counterparty with whom the fund does business may decline in financial health and become unable to honor its commitments, which could cause losses for the fund. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,

Brian Binder

President, DWS Funds

Performance Summary December 31, 2013 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/13
Unadjusted for Sales Charge	0.54%	–7.27%	4.61%	0.88%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–5.25%	–12.60%	3.38%	0.21%
Dow Jones UBS Commodity Index†	1.06%	–9.52%	1.51%	–0.90%
Class B	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/13
Unadjusted for Sales Charge	0.29%	–8.26%	3.82%	0.09%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–3.71%	–11.26%	3.64%	0.09%
Dow Jones UBS Commodity Index†	1.06%	–9.52%	1.51%	–0.90%
Class C	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/13
Unadjusted for Sales Charge	0.15%	–8.01%	3.88%	0.13%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.85%	–8.01%	3.88%	0.13%
Dow Jones UBS Commodity Index†	1.06%	–9.52%	1.51%	–0.90%
Class S	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/13
No Sales Charges	0.73%	–7.19%	4.84%	1.07%
Dow Jones UBS Commodity Index†	1.06%	–9.52%	1.51%	–0.90%
Institutional Class	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 12/31/13
No Sales Charges	0.73%	–7.10%	4.98%	1.18%
Dow Jones UBS Commodity Index†	1.06%	–9.52%	1.51%	–0.90%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2013 are 1.46%, 2.37%, 2.26%, 1.29% and 1.14% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on February 14, 2005. The performance shown for the index is for the time period of February 28, 2005 through December 31, 2013, which is based on the performance period of the life of the Fund.

† The unmanaged Dow Jones UBS Commodity Index tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
12/31/13	$15.03	$13.74	$13.77	$15.21	$15.26
6/30/13 (a)	$14.95	$13.70	$13.75	$15.10	$15.15

(a) Net asset value has been updated to reflect the effects of a reverse stock split effective December 6, 2013. (See Note I in Notes to Consolidated Financial Statements.)

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Portfolio Manager for Retail Fixed Income: New York.

— BIS, University of Minnesota.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

— Head of US Loan Portfolio Management, High Yield Strategies: New York.

— BA, State University of New York, Albany; MBA, Pace University.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Joined the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Steven Zhou, Assistant Vice President

Portfolio Manager of the fund. Joined the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2010 with over two years of experience at J.P. Morgan Chase and Freddie Mac. Held summer internships positions at Deutsche Asset Management and AFL-CIO Housing Investment Trust.

— Analyst for Mortgage Backed Securities: New York.

— MS in Computational Finance, Carnegie Mellon University; BA in Economics and BS in Computer Science, University of Maryland, College Park.

Consolidated Portfolio Summary (Unaudited)

The Fund invests in commodity-linked derivative instruments backed by a portfolio of fixed-income instruments.

Consolidated Investment Portfolio

as of December 31, 2013 (Unaudited)
	Principal Amount ($)	Value ($)

Corporate Bonds 34.9%
Consumer Discretionary 4.5%
21st Century Fox America, Inc., 7.6%, 10/11/2015	2,000,000	2,217,218
Amazon.com, Inc., 1.2%, 11/29/2017	2,490,000	2,437,942
Carnival Corp., 1.875%, 12/15/2017	1,690,000	1,679,072
Daimler Finance North America LLC, 144A, 0.857%*, 3/28/2014	5,000,000	5,006,920
DIRECTV Holdings LLC, 2.4%, 3/15/2017	2,000,000	2,036,118
Ford Motor Credit Co., LLC, 3.984%, 6/15/2016	4,000,000	4,253,596
Hyundai Capital America, 144A, 3.75%, 4/6/2016	3,000,000	3,142,140
Kia Motors Corp., 144A, 3.625%, 6/14/2016	1,400,000	1,462,108
Nissan Motor Acceptance Corp., 144A, 1.8%, 3/15/2018	1,240,000	1,210,616
RCI Banque SA, 144A, 2.116%*, 4/11/2014	5,330,000	5,346,267
Time Warner Cable, Inc., 5.85%, 5/1/2017	2,500,000	2,726,745
		31,518,742
Consumer Staples 0.6%
ConAgra Foods, Inc., 2.1%, 3/15/2018	475,000	469,780
Safeway, Inc., 3.4%, 12/1/2016	2,000,000	2,080,824
Wesfarmers Ltd., 144A, 1.874%, 3/20/2018	1,500,000	1,471,131
		4,021,735
Energy 2.8%
KazMunayGas National Co. JSC, 144A, 9.125%, 7/2/2018	3,000,000	3,637,500
Kinder Morgan Energy Partners LP, 3.5%, 3/1/2016	1,700,000	1,778,144
Petrobras International Finance Co., 3.875%, 1/27/2016	2,710,000	2,789,842
Petroleos Mexicanos, 3.5%, 7/18/2018	3,000,000	3,078,750
Rosneft Finance SA, Series 6, 144A, 7.875%, 3/13/2018	3,000,000	3,465,000
Transocean, Inc.:
2.5%, 10/15/2017	1,500,000	1,515,891
4.95%, 11/15/2015	3,060,000	3,277,994
		19,543,121
Financials 17.9%
Akbank TAS, 144A, 3.875%, 10/24/2017	300,000	291,780
American Express Credit Corp., Series D, 5.125%, 8/25/2014	3,000,000	3,091,347
Asian Development Bank, 1.125%, 3/15/2017	2,000,000	2,009,400
Australia & New Zealand Banking Group Ltd., 144A, 1.0%, 10/6/2015	3,335,000	3,356,631
Banco Bradesco SA, 144A, 2.339%*, 5/16/2014	3,000,000	3,002,790
Banco del Estado de Chile, 2.03%, 4/2/2015	2,500,000	2,539,367
Banco do Brasil SA, 3.875%, 1/23/2017	2,000,000	2,045,000
Banco Santander Brasil SA, 144A, 4.625%, 2/13/2017	2,000,000	2,080,000
Bangkok Bank PCL, 144A, 3.3%, 10/3/2018	2,000,000	1,988,092
Bank of America Corp., 2.6%, 1/15/2019	2,115,000	2,124,336
Bank of England Euro Note, 144A, 0.5%, 3/6/2015	3,000,000	3,006,960
Bank of India, 144A, 3.625%, 9/21/2018	2,000,000	1,908,660
Bank of Nova Scotia, 144A, 1.95%, 1/30/2017	5,660,000	5,803,764
Barclays Bank PLC, 144A, 2.5%, 9/21/2015	3,245,000	3,345,394
BB&T Corp., 0.938%*, 4/28/2014	3,000,000	3,005,319
BBVA U.S. Senior SAU, 4.664%, 10/9/2015	3,160,000	3,322,038
BNP Paribas SA, 2.375%, 9/14/2017	1,475,000	1,505,925
Capital One Financial Corp., 1.394%*, 7/15/2014	2,000,000	2,009,050
Citigroup, Inc., 2.65%, 3/2/2015	2,275,000	2,321,142
Commonwealth Bank of Australia, 144A, 1.497%*, 3/31/2017	6,000,000	6,018,984
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 1.7%, 3/19/2018	1,865,000	1,841,913
Credit Agricole Home Loan SFH, 144A, 0.992%*, 7/21/2014	5,000,000	5,015,085
Credit Agricole SA, 144A, 2.125%, 4/17/2018	3,000,000	2,980,479
Development Bank of Kazakhstan JSC, 144A, 5.5%, 12/20/2015	3,000,000	3,175,500
Grupo Aval Ltd., 144A, 5.25%, 2/1/2017	2,000,000	2,108,000
Health Care REIT, Inc., (REIT), 3.625%, 3/15/2016	1,898,000	1,988,536
IntercontinentalExchange Group, Inc., 2.5%, 10/15/2018	790,000	795,810
Intesa Sanpaolo SpA:
3.875%, 1/16/2018	1,790,000	1,832,926
3.875%, 1/15/2019	1,770,000	1,759,762
Jefferies Group LLC, 5.125%, 4/13/2018	2,500,000	2,703,125
Lloyds Bank PLC, 2.3%, 11/27/2018	750,000	748,055
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015	1,050,000	1,085,858
Macquarie Group Ltd., 144A, 3.0%, 12/3/2018	4,000,000	3,983,892
Morgan Stanley, 3.8%, 4/29/2016	2,500,000	2,644,575
Nomura Holdings, Inc., 2.0%, 9/13/2016	2,220,000	2,238,353
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018	1,030,000	989,521
Royal Bank of Scotland PLC, 144A, 1.773%*, 3/11/2014	6,000,000	6,005,593
Skandinaviska Enskilda Banken AB:
144A, 1.75%, 3/19/2018	1,745,000	1,709,447
144A, 2.375%, 11/20/2018	1,020,000	1,013,360
SLM Corp., 3.875%, 9/10/2015	900,000	930,375
Societe Generale SA, 144A, 1.296%*, 4/11/2014	3,300,000	3,307,936
Sumitomo Mitsui Banking Corp., 2.5%, 7/19/2018	715,000	718,176
Swedbank AB, 144A, 1.75%, 3/12/2018	2,500,000	2,456,315
Turkiye Garanti Bankasi AS, 144A, 4.0%, 9/13/2017	3,000,000	2,947,500
Turkiye Vakiflar Bankasi Tao:
144A, 5.0%, 10/31/2018	1,000,000	973,000
144A, 5.75%, 4/24/2017	2,000,000	2,050,000
UBS AG, 144A, 2.25%, 3/30/2017	3,335,000	3,435,814
Westpac Banking Corp., 144A, 1.375%, 7/17/2015	4,920,000	4,979,040
Woori Bank Co., Ltd., 144A, 2.875%, 10/2/2018	3,000,000	2,999,775
Yapi ve Kredi Bankasi AS, 144A, 6.75%, 2/8/2017	2,500,000	2,623,250
		126,816,950
Health Care 1.1%
AbbVie, Inc., 1.75%, 11/6/2017	3,390,000	3,384,193
Actavis, Inc., 1.875%, 10/1/2017	750,000	742,178
Laboratory Corp. of America Holdings, 2.2%, 8/23/2017	1,885,000	1,891,145
Mallinckrodt International Finance SA, 144A, 3.5%, 4/15/2018	430,000	421,825
Mylan, Inc., 2.55%, 3/28/2019	1,340,000	1,326,627
		7,765,968
Industrials 0.2%
Ingersoll-Rand Global Holding Co., Ltd., 144A, 2.875%, 1/15/2019	500,000	492,813
Total System Services, Inc., 2.375%, 6/1/2018	840,000	817,223
		1,310,036
Information Technology 1.4%
Arrow Electronics, Inc., 3.0%, 3/1/2018	3,000,000	3,001,545
Seagate HDD Cayman, 144A, 3.75%, 11/15/2018	500,000	505,625
Tencent Holdings Ltd., 144A, 3.375%, 3/5/2018	3,000,000	3,033,597
Xerox Corp., 6.4%, 3/15/2016	3,000,000	3,315,870
		9,856,637
Materials 3.4%
Airgas, Inc., 2.95%, 6/15/2016	1,830,000	1,896,524
Anglo American Capital PLC:
144A, 2.625%, 9/27/2017	2,180,000	2,189,394
144A, 9.375%, 4/8/2014	2,000,000	2,044,336
ArcelorMittal, 4.25%, 3/1/2016	3,000,000	3,131,250
CF Industries, Inc., 6.875%, 5/1/2018	2,000,000	2,319,628
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/2018	1,455,000	1,451,445
Glencore Funding LLC, 144A, 2.5%, 1/15/2019	1,660,000	1,607,408
Goldcorp, Inc., 2.125%, 3/15/2018	1,490,000	1,460,342
Rio Tinto Finance (U.S.A.) PLC, 2.25%, 12/14/2018	1,720,000	1,711,514
Teck Resources Ltd., 3.0%, 3/1/2019	1,760,000	1,765,514
Vale Overseas Ltd., 5.625%, 9/15/2019	2,000,000	2,169,772
Xstrata Finance Canada Ltd., 144A, 2.7%, 10/25/2017	2,400,000	2,427,242
		24,174,369
Telecommunication Services 1.3%
CC Holdings GS V LLC, 2.381%, 12/15/2017	1,000,000	990,482
GTP Acquisition Partners I LLC, "C", 144A, 4.347%, 6/15/2016	3,530,000	3,715,191
Telecom Italia Capital SA, 6.175%, 6/18/2014	1,300,000	1,329,250
Telefonica Emisiones SAU, 3.192%, 4/27/2018	1,340,000	1,364,679
Verizon Communications, Inc., 3.65%, 9/14/2018	1,960,000	2,074,785
		9,474,387
Utilities 1.7%
Abu Dhabi National Energy Co., 144A, 6.165%, 10/25/2017	2,500,000	2,850,000
PPL Energy Supply LLC, 5.4%, 8/15/2014	4,450,000	4,583,077
Sempra Energy, 1.003%*, 3/15/2014	4,500,000	4,506,489
		11,939,566
Total Corporate Bonds (Cost $244,329,006)		246,421,511

Mortgage-Backed Securities Pass-Throughs 4.5%
Federal National Mortgage Association, 3.0%, with various maturities from 5/1/2027 until 6/1/2027 (Cost $32,778,231)	31,055,886	31,726,426

Asset-Backed 2.7%
Automobile Receivables 1.3%
AmeriCredit Automobile Receivables Trust:
"D", Series 2012-5, 2.35%, 12/10/2018	5,000,000	4,997,240
"D", Series 2011-2, 4.0%, 5/8/2017	1,280,000	1,324,287
Carmax Auto Owner Trust, "A2", Series 2012-3, 0.43%, 9/15/2015	2,642,429	2,642,294
Santander Drive Auto Receivables Trust, "A2", Series 2012-5, 0.57%, 12/15/2015	569,275	569,325
		9,533,146
Credit Card Receivables 0.8%
Citi Holdings Liquidating Unrated Performing Assets, "A", Series 2013-VM, 144A, 3.326%, 8/15/2020	3,193,987	3,197,979
Citibank Omni Master Trust, "A13", Series 2009-A13, 144A, 5.35%, 8/15/2018	2,105,000	2,166,361
		5,364,340
Home Equity Loans 0.2%
PennyMac Loan Trust, "A", Series 2012-NPL1, 144A, 3.422%, 5/28/2052	1,549,234	1,541,848
Miscellaneous 0.4%
Monty Parent, "A", Series 2013-LTR1, 144A, 3.47%, 11/20/2028	1,783,544	1,781,889
MT Wilson CLO Ltd., "A", Series 2006-1A, 144A, 0.494%*, 7/15/2018	969,470	966,794
		2,748,683
Total Asset-Backed (Cost $19,308,680)		19,188,017

Commercial Mortgage-Backed Securities 6.4%
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 5.85%*, 7/10/2044	3,125,000	3,178,194
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, "E", Series 2012-CLRN, 144A, 3.367%*, 8/15/2029	2,000,000	2,011,016
Banc of America Merrill Lynch Commercial Mortgage, Inc., "B", Series 2005-2, 5.113%*, 7/10/2043	5,000,000	5,196,450
Commercial Mortgage Trust, "A1", Series 2012-CR2, 0.824%, 8/15/2045	1,880,335	1,873,336
Credit Suisse Commercial Mortgage Trust, "A1A", Series 2007-C1, 5.361%, 2/15/2040	3,101,762	3,306,411
Credit Suisse First Boston Mortgage Securities Corp.:
"A6", Series 2004-C4, 4.691%, 10/15/2039	3,016,624	3,064,323
"D", Series 2004-C1, 144A, 4.956%, 1/15/2037	3,000,000	2,996,886
"B", Series 2005-C5, 5.1%, 8/15/2038	1,500,000	1,559,231
Credit Suisse Mortgage Capital Certificates, "A1", Series 2007-TF2A , 144A, 0.347%*, 4/15/2022	1,536,149	1,532,584
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.167%*, 3/15/2018	880,000	883,080
Hilton U.S.A. Trust:
"CFL", Series 2013-HLF,144A, 2.07%, 11/5/2030	1,040,000	1,040,076
"DFL", Series 2013-HLF, 144A, 2.92%, 11/5/2030	630,000	630,045
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4B", Series 2005-LDP3, 4.996%, 8/15/2042	2,800,000	2,963,702
"AM", Series 2005-LDP4, 4.999%, 10/15/2042	3,630,000	3,844,569
"AM", Series 2006-CB16, 5.593%, 5/12/2045	1,000,000	1,098,457
"F", Series 2003-ML1A, 144A, 5.896%*, 3/12/2039	482,082	481,977
Morgan Stanley Reremic Trust, "A4B", Series 2010-GG10, 144A, 5.806%*, 8/15/2045	5,000,000	5,461,500
Wachovia Bank Commercial Mortgage Trust, "B", Series 2005-C17, 5.287%, 3/15/2042	2,000,000	2,072,414
WFRBS Commercial Mortgage Trust, "A1", Series 2012-C8, 0.864%, 8/15/2045	1,834,319	1,824,522
Total Commercial Mortgage-Backed Securities (Cost $44,974,236)		45,018,773

Collateralized Mortgage Obligations 0.8%
CGWF Commercial Mortgage Trust, "C", Series 2013-RKWH, 144A, 2.467%*, 11/15/2030	2,500,000	2,501,498
Citigroup Commercial Mortgage Trust, "D", Series 2013-SMP, 3.008%, 1/12/2030	2,000,000	1,958,108
Credit Suisse Mortgage Capital Certificates, "A1", Series 2011-7R, 144A, 1.414%*, 8/28/2047	1,039,629	1,037,549
Federal National Mortgage Association, "FB", Series 1996-44, 0.965%*, 9/25/2023	174,309	176,438
Total Collateralized Mortgage Obligations (Cost $5,724,990)		5,673,593

Government & Agency Obligations 22.3%
Other Government Related (a) 4.6%
Bank of Moscow, 144A, 6.699%, 3/11/2015	3,000,000	3,150,000
Gazprom OAO, 144A, 4.95%, 5/23/2016	2,000,000	2,123,000
Japan Finance Corp., 2.25%, 7/13/2016	5,000,000	5,175,705
Korea Development Bank, 4.0%, 9/9/2016	3,000,000	3,189,639
Network Rail Infrastructure Finance PLC, 144A, 0.875%, 1/20/2015	4,100,000	4,123,062
Rosneft Oil Co., 144A, 3.149%, 3/6/2017	2,000,000	2,025,000
Russian Agricultural Bank OJSC, 144A, 9.0%, 6/11/2014	3,000,000	3,094,500
Russian Railways, 5.739%, 4/3/2017	1,500,000	1,625,625
Sberbank of Russia, 144A, 4.95%, 2/7/2017	3,000,000	3,180,000
Svensk Exportkredit AB, 2.125%, 7/13/2016	2,000,000	2,063,000
VTB Bank OJSC, 144A, 6.465%, 3/4/2015	3,000,000	3,150,000
		32,899,531
Sovereign Bonds 1.5%
Banco Nacional de Desenvolvimento Economico e Social:
144A, 3.375%, 9/26/2016	1,000,000	1,010,000
144A, 6.5%, 6/10/2019	1,000,000	1,085,000
Export Development Canada, 1.5%, 5/15/2014	3,200,000	3,215,341
Province of British Columbia, Canada, 1.2%, 4/25/2017	2,855,000	2,868,333
Republic of Croatia, REG S, 144A, 6.25%, 4/27/2017	1,000,000	1,065,000
Republic of Indonesia, 144A, 7.5%, 1/15/2016	1,000,000	1,100,000
		10,343,674
U.S. Government Sponsored Agency 1.4%
Federal National Mortgage Association, 0.5%, 9/28/2015	10,000,000	10,022,156
U.S. Treasury Obligations 14.8%
U.S. Treasury Inflation-Indexed Note, 2.5%, 7/15/2016	17,348,100	19,034,127
U.S. Treasury Notes:
0.5%, 6/15/2016	20,000,000	19,979,680
0.625%, 5/31/2017	10,000,000	9,869,530
0.75%, 6/15/2014 (b)	20,000,000	20,057,820
0.75%, 3/31/2018	585,000	568,364
0.875%, 12/31/2016	10,000,000	10,021,880
1.375%, 9/30/2018	25,000,000	24,695,300
		104,226,701
Total Government & Agency Obligations (Cost $157,198,134)		157,492,062

Loan Participations and Assignments 6.1%
Senior Loans*
Albertson's LLC, Term Loan B2, 4.75%, 3/21/2019	500,000	502,500
Alkermes, Inc., Term Loan, 3.5%, 9/18/2019	989,975	994,182
Alliance Laundry Systems LLC, Term Loan, 4.263%, 12/10/2018	449,367	452,176
AmWINS Group, Inc., Term Loan, 5.0%, 9/6/2019	990,495	998,131
Aptalis Pharma, Inc., Term Loan B, 6.0%, 9/18/2020	748,125	762,777
Asurion LLC, Term Loan B1, 4.5%, 5/24/2019	744,361	745,552
Avaya, Inc., Term Loan B3, 4.736%, 10/26/2017	1,613,808	1,583,146
Bombardier Recreational Products, Inc., Term Loan B, 4.0%, 1/30/2019	754,286	757,921
Brock Holdings III, Inc., Term Loan B, 6.002%, 3/16/2017	937,422	942,255
Burlington Coat Factory Warehouse Corp., Term Loan B2, 4.25%, 2/23/2017	863,228	872,399
Calceus Acquisition, Inc., Term Loan, 5.0%, 1/31/2020	498,750	502,284
California Pizza Kitchen, Inc., Term Loan, 5.253%, 3/29/2018	496,250	486,737
Capital Automotive LP, Term Loan B, 4.0%, 4/10/2019	381,598	384,460
Catalina Marketing Corp., Term Loan B, 5.25%, 10/12/2020	498,750	506,388
Chrysler Group LLC, Term Loan B, 4.25%, 5/24/2017	975,000	983,327
Collective Brands Finance, Inc., Term Loan, 7.25%, 10/9/2019	1,982,519	1,992,412
CPI International, Inc., Term Loan B, 5.0%, 2/13/2017	462,250	465,717
Crosby U.S. Acquisition Corp., First Lien Term Loan, 4.0%, 11/18/2020	500,000	501,718
Crossmark Holdings, Inc., First Lien Term Loan, 4.5%, 12/20/2019	495,000	492,525
CTI Foods Holding Co., LLC, First Lien Term Loan, 4.5%, 6/29/2020	498,750	499,997
Dell, Inc., Term Loan B, 4.5%, 4/29/2020	1,000,000	1,004,645
Drillships Financing Holding, Inc.:
Term Loan B2, 5.5%, 7/15/2016	250,000	253,959
Term Loan B1, 6.0%, 3/31/2021	498,750	510,845
Duff & Phelps Investment Management Co., Term Loan B, 4.5%, 4/23/2020	497,501	498,123
Earthbound Holdings III LLC, Term Loan B, 5.75%, 12/21/2016	467,445	468,807
Entravision Communications Corp., Term Loan, 3.5%, 5/29/2020	970,833	959,004
First Data Corp., Term Loan, 4.164%, 9/24/2018	1,000,000	1,002,640
Genesys Telecom Holdings U.S., Inc., Term Loan B, 4.0%, 2/7/2020	347,375	346,072
Genpact International, Inc., Term Loan B, 3.5%, 8/30/2019	497,500	499,572
Getty Images, Inc., Term Loan B, 4.75%, 10/18/2019	1,240,602	1,160,521
Global Tel*Link Corp., First Lien Term Loan, 5.0%, 5/22/2020	441,331	432,367
Greenway Medical Technologies, Inc., First Lien Term Loan, 6.0%, 11/4/2020	500,000	500,000
Grosvenor Capital Management Holdings LLP, Term Loan B, 3.75%, 11/25/2020	500,000	500,625
Hub International Ltd., Term Loan B, 4.75%, 10/2/2020	498,750	505,608
Ineos U.S. Finance LLC, 6 year Term Loan, 4.0%, 5/4/2018	737,368	741,209
Istar Financial, Inc., Term Loan, 4.5%, 10/16/2017	757,916	763,835
Jarden Corp., Term Loan B1, 2.919%, 9/30/2020	498,750	499,436
Language Line LLC, Second Lien Term Loan, 10.5%, 12/20/2016	400,000	397,376
Level 3 Financing, Inc., Term Loan B, 4.0%, 1/15/2020	500,000	504,585
LSP Madison Funding LLC, Term Loan, 5.5%, 6/28/2019	247,809	250,753
New HB Acquisition LLC, Term Loan, 6.75%, 4/9/2020	500,000	518,750
Noranda Aluminum Acquisition Corp., Term Loan B, 5.75%, 2/28/2019	491,250	462,183
Norcraft Companies LP, Term Loan, 5.25%, 11/12/2020	250,000	251,875
North American Breweries Holdings LLC, Term Loan B, 7.5%, 12/11/2018	495,000	485,100
NPC International, Inc., Term Loan B, 4.204%, 12/28/2018	490,833	495,945
Nuveen Investments, Inc., Term Loan, 4.167%, 5/15/2017	500,000	498,750
Oberthur Technologies Holding SAS, Term Loan B, 5.75%, 10/18/2019	500,000	505,715
Orbitz Worldwide, Inc., Term Loan B, 4.5%, 9/25/2017	633,334	636,699
Oxbow Carbon LLC, Term Loan B, 4.25%, 7/19/2019	246,835	248,294
Ozburn-Hessey Holding Co., LLC, Term Loan, 6.753%, 5/23/2019	746,250	752,314
P2 Upstream Acquisition Co., First Lien Term Loan, 5.0%, 10/30/2020	250,000	251,563
Peabody Energy Corp., Term Loan B, 4.25%, 9/24/2020	498,750	502,974
Petco Animal Supplies, Inc., Term Loan, 4.0%, 11/24/2017	992,327	998,921
Polyconcept Investments BV, First Lien Term Loan, 6.0%, 6/27/2019	487,511	489,339
Quikrete Holdings, Inc., First Lien Term Loan, 4.0%, 9/28/2020	498,750	501,910
Remy International, Inc., Term Loan B, 4.25%, 3/5/2020	473,514	477,365
Rexnord LLC, First Lien Term Loan B, 4.003%, 8/21/2020	415,869	417,644
Saxon Energy Services, Inc., Term Loan B, 5.5%, 2/15/2019	496,250	502,041
Sophia LP, Term Loan B, 4.5%, 7/19/2018	464,194	467,532
Springleaf Financial Funding Co., Term Loan B2, 4.75%, 9/25/2019	1,000,000	1,012,875
SurveyMonkey.com LLC, Term Loan B, 5.5%, 2/5/2019	496,250	501,833
Toys 'R' Us-Delaware, Inc., Term Loan B2, 5.25%, 5/25/2018	473,322	401,438
TricorBraun, Inc., Term Loan B, 4.003%, 5/3/2018	951,042	953,419
TriNet Group, Inc., Term Loan B1, 4.0%, 8/12/2016	498,750	500,620
U.S. Airways Group, Inc., Term Loan B1, 4.0%, 5/23/2019	1,000,000	1,008,000
U.S. Foods, Inc., Term Loan, 4.5%, 3/29/2019	487,550	492,933
WASH Multifamily Laundry Systems LLC, Term Loan, 4.503%, 2/21/2019	992,500	994,980
Waste Industries U.S.A., Inc., Term Loan B, 4.0%, 3/17/2017	247,500	248,275
Total Loan Participations and Assignments (Cost $42,669,163)		42,805,873

Short-Term U.S. Treasury Obligations 18.1%
U.S. Treasury Bills:
0.02%**, 2/13/2014 (c)	12,452,000	12,451,814
0.045%**, 6/12/2014 (c)	2,000	1,999
0.06%**, 6/19/2014 (c)	484,000	483,819
0.08%**, 8/21/2014 (d)	65,000,000	64,970,815
0.15%**, 6/26/2014 (d)	50,000,000	49,979,950
Total Short-Term U.S. Treasury Obligations (Cost $127,878,290)		127,888,397

	Shares	Value ($)

Cash Equivalents 4.3%
Central Cash Management Fund, 0.05% (e)	25,308,058	25,308,058
DWS Variable NAV Money Fund, 0.21% (e)	500,560	5,006,097
Total Cash Equivalents (Cost $30,314,155)		30,314,155

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $705,174,885)†	100.1	706,528,807
Other Assets and Liabilities, Net	(0.1)	(473,967)
Net Assets	100.0	706,054,840

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2013.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $705,174,894. At December 31, 2013, net unrealized appreciation for all securities based on tax cost was $1,353,913. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,736,284 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,382,371.

(a) Government-backed debt issued by financial companies or government sponsored enterprises.

(b) At December 31, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open interest rate swap contracts.

(c) At December 31, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) At December 31, 2013, this security has been pledged, in whole or in part, as collateral for open commodity-linked swap contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Aluminum Futures	USD	1/29/2014	100	4,423,625	60,825
Aluminum Futures	USD	2/26/2014	400	17,838,800	52,600
Copper Futures	USD	1/29/2014	25	4,604,844	89,769
Copper Futures	USD	2/26/2014	100	18,415,625	398,919
Gold 100 Oz Futures	USD	2/26/2014	45	5,410,350	(91,749)
LME Copper Futures	USD	12/17/2014	100	18,245,000	268,450
Soybean Meal Futures	USD	3/14/2014	500	20,850,000	1,021,983
Total net unrealized appreciation					1,800,797

At December 31, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 Year U.S. Treasury Note	USD	3/31/2014	680	81,132,500	411,509
Aluminum Futures	USD	1/29/2014	100	4,423,625	313,275
Aluminum Futures	USD	2/26/2014	400	17,838,800	30,000
Copper Futures	USD	1/29/2014	25	4,604,844	(186,169)
Copper Futures	USD	2/26/2014	100	18,415,625	(705,925)
Copper Futures	USD	3/19/2014	100	18,414,375	(302,175)
Total net unrealized depreciation					(439,485)

At December 31, 2013, open written option contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (f)
Call Options Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	2,000,000	1	3/15/2016	14,450	(38,269)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	2,000,000	2	3/15/2016	23,600	(38,269)
Total Call Options					38,050	(76,538)
Put Options Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	2,000,000	1	3/15/2016	14,450	(698)
Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	2,000,000	2	3/15/2016	5,100	(698)
Total Put Options					19,550	(1,396)
Total					57,600	(77,934)

(f) Unrealized depreciation on written options on interest rate swap contracts at December 31, 2013 was $20,334.

At December 31, 2013, open commodity-linked swap contracts were as follows:
Expiration Date	Notional Amount ($)		Fixed Fee Paid by the Fund	Pay/Receive Return of the Reference Index	Value ($) (g)
Long Positions
1/13/2014	10,000,000	6	0.0%	JPMorgan Brent Volemont Strategy	49,096
1/15/2014	2,038,500	3	0.14%	Barclays Corn Subindex	(16,769)
1/15/2014	15,340,000	3	0.32%	Barclays Milling Wheat Subindex	(1,412)
1/15/2014	34,516,000	3	0.53%	Barclays Spread Index Strategy	356,860
1/15/2014	37,560,000	3	0.14%	Barclays Zinc Subindex	1,478,802
1/15/2014	20,709,600	3	0.57%	Barclays-Commodity Strategy 1610 Index	306,574
1/15/2014	124,583,500	4	0.2%	Citi Cubes Dow Jones-UBS Weighted Index	263,191
1/15/2014	53,641,000	5	0.12%	Dow Jones-UBS Commodity Index	(153,676)
1/15/2014	47,744,200	2	0.1%	Dow Jones-UBS Commodity Index	(136,783)
1/15/2014	118,385,800	6	0.1%	Dow Jones-UBS Commodity Index	(339,163)
1/15/2014	26,077,000	3	0.15%	Dow Jones-UBS Commodity Index	(74,708)
1/15/2014	70,753,200	7	0.158%	Dow Jones-UBS Commodity Index	(202,701)
1/15/2014	45,444,600	8	0.23%	Dow Jones-UBS Commodity Index 2-4-6 Month Forward Blend	23,503
1/15/2014	70,282,800	9	0.078%	UBS Custom Commodity Index	(173,476)
1/15/2014	60,593,000	10	0.43%	Goldman Dow Jones-UBS Commodity Excess Return E177 Strategy Index	35,038
1/15/2014	17,948,000	6	0.65%	JPM Explorer Index	76,770
1/15/2014	10,000,000	6	0.0%	JPMorgan WTI Volemont Strategy	19,474
1/15/2014	17,880,000	5	0.4%	Merrill Lynch Commodity Index	2,110
1/15/2014	20,709,600	5	0.44%	Merrill Lynch Commodity Index eXtra ADLS Modifies Excess Return Index	12,788
Short Positions
1/14/2014	20,875,001	6	0.15%	UBS Soybean Meal Excess Return Index	(4,249,302)
1/15/2014	43,145,000	2	0.0%	Dow Jones-UBS Commodity Index 3 Month Forward	(24,130)
1/15/2014	53,845,000	7	0.0%	Dow Jones-UBS Commodity Index 3 Month Forward	(30,114)
Total net unrealized depreciation					(2,778,028)

(g) There are no upfront payments on the commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.

At December 31, 2013, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
7/22/2014 7/22/2016	90,000,000	Fixed — 0.964%	Floating — LIBOR	(652,275)	(665,044)
7/22/2014 7/22/2019	100,000,000	Fixed — 2.139%	Floating — LIBOR	273,030	191,577
Total net unrealized depreciation					(473,467)

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Barclays Bank PLC

4 Citigroup, Inc.

5 Bank of America

6 JPMorgan Chase Securities, Inc.

7 Macquarie Bank Ltd.

8 Canadian Imperial Bank of Commerce

9 UBS AG

10 The Goldman Sachs & Co.

LIBOR: London Interbank Offered Rate
Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, commodity-linked swap contracts, interest rate swap contracts and written option contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (h)
Corporate Bonds	$—	$246,421,511	$—	$246,421,511
Mortgage-Backed Securities Pass-Throughs	—	31,726,426	—	31,726,426
Asset-Backed	—	15,990,038	3,197,979	19,188,017
Commercial Mortgage-Backed Securities	—	45,018,773	—	45,018,773
Collateralized Mortgage Obligations	—	5,673,593	—	5,673,593
Government & Agency Obligations	—	157,492,062	—	157,492,062
Loan Participations and Assignments	—	42,805,873	—	42,805,873
Short-Term U.S. Treasury Obligations	—	127,888,397	—	127,888,397
Short-Term Investments	30,314,155	—	—	30,314,155
Derivatives (i)
Futures Contracts	2,647,330	—	—	2,647,330
Commodity-Linked Swap Contracts	—	2,624,206	—	2,624,206
Interest Rate Swap Contracts	—	191,577	—	191,577
Total	$32,961,485	$675,832,456	$3,197,979	$711,991,920
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)
Written Options	$—	$(77,934)	$—	$(77,934)
Futures Contracts	(1,286,018)	—	—	(1,286,018)
Commodity-Linked Swap Contracts	—	(5,402,234)	—	(5,402,234)
Interest Rate Swap Contracts	—	(665,044)	—	(665,044)
Total	$(1,286,018)	$(6,145,212)	$—	$(7,431,230)

There have been no transfers between fair value measurement levels during the period ended December 31, 2013.

(h) See Consolidated Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on futures contracts, commodity-linked swap contracts and interest rate swap contracts; and written options, at value.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of December 31, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $674,860,730)	$676,214,652
Investment in affiliated DWS Funds (cost $30,314,155)	30,314,155
Total investments in securities, at value (cost $705,174,885)	706,528,807
Cash	3,936,155
Foreign currency, at value (cost $12,508)	12,674
Receivable for Fund shares sold	9,145,526
Interest receivable	3,160,510
Unrealized appreciation on swap contracts	2,624,206
Other assets	133,644
Total assets	725,541,522
Liabilities
Payable for investments purchased	1,496,508
Payable for Fund shares redeemed	10,683,899
Payable for variation margin on futures contracts	421,992
Options written, at value (premiums received $57,600)	77,934
Unrealized depreciation on swap contracts	5,402,234
Accrued management fee	560,462
Payable for variation margin on centrally cleared swaps	131,988
Accrued Trustees' fees	10,939
Other accrued expenses and payables	700,726
Total liabilities	19,486,682
Net assets, at value	$706,054,840

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of December 31, 2013 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	1,246,281
Net unrealized appreciation (depreciation) on: Investments	1,353,922
Swap contracts	(3,251,495)
Futures	1,361,312
Foreign currency	215
Written options	(20,334)
Accumulated net realized gain (loss)	(227,962,631)
Paid-in capital	933,327,570
Net assets, at value	$706,054,840
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($164,364,179 ÷ 10,933,103 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.03
Maximum offering price per share (100 ÷ 94.25 of $15.03)	$15.95
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($718,644 ÷ 52,311 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.74
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($51,099,523 ÷ 3,711,813 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.77
Class S Net Asset Value, offering and redemption price(a) per share ($208,031,369 ÷ 13,680,715 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.21
Institutional Class Net Asset Value, offering and redemption price(a) per share ($281,841,125 ÷ 18,472,343 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.26

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the six months ended December 31, 2013 (Unaudited)
Investment Income
Income: Interest	$6,629,000
Income distributions from affiliated Funds	11,303
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	3,814
Total income	6,644,117
Expenses: Management fee	3,630,507
Administration fee	389,387
Services to shareholders	539,791
Distribution and service fees	538,947
Custodian fee	77,322
Professional fees	88,124
Reports to shareholders	63,939
Registration fees	48,326
Trustees' fees and expenses	16,861
Other	33,971
Total expenses before expense reductions	5,427,175
Expense reductions	(29,339)
Total expenses after expense reductions	5,397,836
Net investment income (loss)	1,246,281
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	372,398
Swap contracts	(15,586,545)
Futures	1,500,630
Written options	28,278
Foreign currency	151
(13,685,088)
Change in net unrealized appreciation (depreciation) on: Investments	2,183,931
Swap contracts	13,893,317
Unfunded loan commitment	10,835
Futures	1,615,216
Written options	490
Foreign currency	215
17,704,004
Net gain (loss)	4,018,916
Net increase (decrease) in net assets resulting from operations	$5,265,197

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013
Operations: Net investment income (loss)	$1,246,281	$2,269,300
Operations: Net investment income (loss)	$1,246,281	$2,269,300
Net realized gain (loss)	(13,685,088)	(20,773,448)
Change in net unrealized appreciation (depreciation)	17,704,004	(32,545,976)
Net increase (decrease) in net assets resulting from operations	5,265,197	(51,050,124)
Distributions to shareholders from: Net investment income: Class A	—	(695,533)
Class B	—	(3,829)
Class C	—	(158,247)
Class S	—	(638,239)
Institutional Class	—	(809,573)
Return of capital: Class A	—	(5,054,289)
Class B	—	(27,824)
Class C	—	(1,149,949)
Class S	—	(4,637,960)
Institutional Class	—	(5,883,017)
Total distributions	—	(19,058,460)
Fund share transactions: Proceeds from shares sold	147,967,127	318,795,229
Reinvestment of distributions	—	16,487,613
Payments for shares redeemed	(241,079,192)	(386,820,463)
Redemption fees	3,023	7,431
Net increase (decrease) in net assets from Fund share transactions	(93,109,042)	(51,530,190)
Increase (decrease) in net assets	(87,843,845)	(121,638,774)
Net assets at beginning of period	793,898,685	915,537,459
Net assets at end of period (including undistributed net investment income of $1,246,281 and $0, respectively)	$706,054,840	$793,898,685

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
Years Ended June 30,
Class A	Six Months Ended 12/31/13 (Unaudited)	2013	d	2012	d	2011	d	2010	d	2009	d
Selected Per Share Data
Net asset value, beginning of period	$14.95	d	$16.25	$22.10	$17.20	$16.10	$95.30
Income (loss) from investment operations: Net investment income (loss)a	.01	.05	.00	***	(.05)	(.10)	(.10)
Net realized and unrealized gain (loss)	.07	(1.00)	(2.60)	4.95	1.35	(52.70)
Total from investment operations	.08	(.95)	(2.60)	4.90	1.25	(52.80)
Less distributions from: Net investment income	—	(.05)	(3.25)	—	(.15)	—
Net realized gains	—	—	—	—	—	(26.40)
Return of capital	—	(.30)	—	—	—	—
Total distributions	—	(.35)	(3.25)	—	(.15)	(26.40)
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$15.03	$14.95	$16.25	$22.10	$17.20	$16.10
Total Return (%)b	.54	c**	(6.14)	(13.24)	28.49	7.33	c	(51.43	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	164	209	302	489	153	123
Ratio of expenses before expense reductions (%)	1.54	*	1.46	1.51	1.50	1.66	1.79
Ratio of expenses after expense reductions (%)	1.53	*	1.46	1.51	1.50	1.58	1.51
Ratio of net investment income (loss) (%)	.18	*	.16	.09	(.17)	(.60)	(.25)
Portfolio turnover rate (%)	33	**	71	98	116	189	113
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.
* Annualized
** Not annualized
*** Amount is less than $.005.

Years Ended June 30,
Class B	Six Months Ended 12/31/13 (Unaudited)	2013	d	2012	d	2011	d	2010	d	2009	d
Selected Per Share Data
Net asset value, beginning of period	$13.70	d	$14.95	$20.45	$16.05	$15.05	$93.55
Income (loss) from investment operations: Net investment income (loss)a	(.04)	(.10)	(.15)	(.20)	(.20)	(.25)
Net realized and unrealized gain (loss)	.08	(.95)	(2.40)	4.60	1.20	(51.85)
Total from investment operations	.04	(1.05)	(2.55)	4.40	1.00	(52.10)
Less distributions from: Net investment income	—	(.00	)***	(2.95)	—	(.00	)***	—
Net realized gains	—	—	—	—	—	(26.40)
Return of capital	—	(.20)	—	—	—	—
Total distributions	—	(.20)	(2.95)	—	(.00	)***	(26.40)
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$13.74	$13.70	$14.95	$20.45	$16.05	$15.05
Total Return (%)b	.29	c**	(7.09	)c	(13.94)	27.41	c	6.66	c	(51.85	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	3	7	8	9
Ratio of expenses before expense reductions (%)	2.46	*	2.37	2.34	2.39	2.48	2.65
Ratio of expenses after expense reductions (%)	2.31	*	2.35	2.34	2.35	2.33	2.26
Ratio of net investment income (loss) (%)	(.62	)*	(.75)	(.74)	(1.09)	(1.35)	(1.00)
Portfolio turnover rate (%)	33	**	71	98	116	189	113
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.
* Annualized
** Not annualized
*** Amount is less than $.005.

Years Ended June 30,
Class C	Six Months Ended 12/31/13 (Unaudited)	2013	d	2012	d	2011	d	2010	d	2009	d
Selected Per Share Data
Net asset value, beginning of period	$13.75	d	$14.95	$20.50	$16.05	$15.05	$93.55
Income (loss) from investment operations: Net investment income (loss)a	(.04)	(.10)	(.10)	(.20)	(.20)	(.25)
Net realized and unrealized gain (loss)	.06	(.85)	(2.50)	4.65	1.20	(51.85)
Total from investment operations	.02	(.95)	(2.60)	4.45	1.00	(52.10)
Less distributions from: Net investment income	—	(.05)	(2.95)	—	(.00	)***	—
Net realized gains	—	—	—	—	—	(26.40)
Return of capital	—	(.20)	—	—	—	—
Total distributions	—	(.25)	(2.95)	—	(.00	)***	(26.40)
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$13.77	$13.75	$14.95	$20.50	$16.05	$15.05
Total Return (%)b	.15	c**	(6.68)	(14.13)	27.73	6.66	c	(51.85	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	65	90	110	34	28
Ratio of expenses before expense reductions (%)	2.30	*	2.26	2.26	2.26	2.44	2.57
Ratio of expenses after expense reductions (%)	2.28	*	2.26	2.26	2.26	2.33	2.26
Ratio of net investment income (loss) (%)	(.58	)*	(.64)	(.66)	(.92)	(1.35)	(1.00)
Portfolio turnover rate (%)	33	**	71	98	116	189	113
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.
* Annualized
** Not annualized
*** Amount is less than $.005.

Years Ended June 30,
Class S	Six Months Ended 12/31/13 (Unaudited)	2013	c	2012	c	2011	c	2010	c	2009	c
Selected Per Share Data
Net asset value, beginning of period	$15.10	c	$16.40	$22.35	$17.35	$16.25	$95.45
Income (loss) from investment operations: Net investment income (loss)a	.03	.05	.05	(.00	)***	(.05)	(.00	)***
Net realized and unrealized gain (loss)	.08	(1.00)	(2.65)	5.00	1.30	(52.80)
Total from investment operations	.11	(.95)	(2.60)	5.00	1.25	(52.80)
Less distributions from: Net investment income	—	(.05)	(3.35)	—	(.15)	—
Net realized gains	—	—	—	—	—	(26.40)
Return of capital	—	(.30)	—	—	—	—
Total distributions	—	(.35)	(3.35)	—	(.15)	(26.40)
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$15.21	$15.10	$16.40	$22.35	$17.35	$16.25
Total Return (%)	.73	b**	(5.92)	(13.23)	28.82	7.81	b	(51.43	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	208	219	231	328	65	40
Ratio of expenses before expense reductions (%)	1.33	*	1.29	1.32	1.26	1.40	1.62
Ratio of expenses after expense reductions (%)	1.32	*	1.29	1.32	1.26	1.38	1.31
Ratio of net investment income (loss) (%)	.39	*	.35	.28	.10	(.40)	(.05)
Portfolio turnover rate (%)	33	**	71	98	116	189	113
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.
* Annualized
** Not annualized
*** Amount is less than $.005.

Years Ended June 30,
Institutional Class	Six Months Ended 12/31/13 (Unaudited)	2013	c	2012	c	2011	c	2010	c	2009	c
Selected Per Share Data
Net asset value, beginning of period	$15.15	c	$16.45	$22.40	$17.35	$16.25	$95.40
Income (loss) from investment operations: Net investment income (loss)a	.04	.10	.10	.05	(.05)	.05
Net realized and unrealized gain (loss)	.07	(1.00)	(2.70)	5.00	1.35	(52.80)
Total from investment operations	.11	(.90)	(2.60)	5.05	1.30	(52.75)
Less distributions from: Net investment income	—	(.10)	(3.35)	—	(.20)	—
Net realized gains	—	—	—	—	—	(26.40)
Return of capital	—	(.30)	—	—	—	—
Total distributions	—	(.40)	(3.35)	—	(.20)	(26.40)
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$15.26	$15.15	$16.45	$22.40	$17.35	$16.25
Total Return (%)	.73	**	(5.78)	(13.02)	29.11	7.87	b	(51.41	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	282	300	289	320	127	46
Ratio of expenses before expense reductions (%)	1.16	*	1.14	1.16	1.13	1.21	1.33
Ratio of expenses after expense reductions (%)	1.16	*	1.14	1.16	1.13	1.20	1.26
Ratio of net investment income (loss) (%)	.55	*	.51	.44	.19	(.23)	.00	****
Portfolio turnover rate (%)	33	**	71	98	116	189	113
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.
* Annualized
** Not annualized
*** Amount is less than $.005.
**** Amount is less than .005%.

Notes to Consolidated Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Enhanced Commodity Strategy Fund (the "Fund'') is a diversified series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Commodity II, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of December 31, 2013, the Fund's investment in the Subsidiary was $129,447,690, representing 18.3% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at December 31, 2013.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Income from certain commodity-linked derivatives does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly-owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Fund had net tax basis capital loss carryforwards of approximately $211,372,000, including $194,920,000 of pre-enactment losses, of which $43,038,000 was inherited from its merger with an affiliated fund in fiscal year 2011 and may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2016 ($6,708,000), June 30, 2017 ($102,120,000), June 30, 2018 ($77,997,000) and June 30, 2019 ($8,095,000), the respective expiration dates, whichever occurs first; and which may be subject to certain limitations under Section 382–384 of the Revenue Code, and approximately $16,452,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($13,419,000) and long-term losses ($3,033,000).

In addition, from November 1, 2012 through June 30, 2013, the Fund elects to defer qualified late year losses of approximately $2,883,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending June 30, 2014.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2013 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures and swap contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended December 31, 2013, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of December 31, 2013 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $190,000,000 to $260,000,000.

Commodity-Linked Swaps. Commodity-linked swap agreements involve a commitment to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. For the six months ended December 31, 2013 the Fund entered into commodity-linked swap agreements to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

A summary of the open commodity-linked swap contracts as of December 31, 2013 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2013, the investment in long commodity-linked swap contracts had a total notional amount generally indicative of a range from approximately $777,295,000 to $926,685,000, and the investment in short commodity-linked swap contracts had a total notional value generally indicative of a range from approximately $34,823,000 to $117,865,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended December 31, 2013, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased options at December 31, 2013. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the six months ended December 31, 2013, the investment in written option contracts had a total value generally indicative of a range from approximately $72,000 to $78,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $50,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended December 31, 2013, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities and interest rate futures contracts to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2013 is included in the table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $68,314,000 to $89,788,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $13,690,000 to $144,830,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2013 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$411,509	$191,577	$603,086
Commodity Contracts (a) (b)	2,235,821	2,624,206	4,860,027
	$2,647,330	$2,815,783	$5,463,113
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.
(b) Unrealized appreciation on swap contracts

Liability Derivatives	Written Options	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a) (b)	$(77,934)	$—	$(665,044)	$(742,978)
Commodity Contracts (b) (c)	—	(1,286,018)	(5,402,234)	(6,688,252)
	$(77,934)	$(1,286,018)	$(6,067,278)	$(7,431,230)
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:
(a) Written options, at value
(b) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.
(c) Unrealized depreciation on swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended December 31, 2013 and the related location on the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$(29,718)	$28,278	$(322,242)	$2,729,067	$2,405,385
Commodity Contracts (a)	—	—	1,822,872	(18,315,612)	(16,492,740)
	$(29,718)	$28,278	$1,500,630	$(15,586,545)	$(14,087,355)
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:
(a) Net realized gain (loss) from investments (includes purchased options), written options, futures and swap contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$490	$(3,870,945)	$411,509	$(3,458,946)
Commodity Contracts (a)	—	17,764,262	1,203,707	18,967,969
	$490	$13,893,317	$1,615,216	$15,509,023
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) from written options, swap contracts and futures, respectively

As of December 31, 2013, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (c)	Cash Collateral Received	Net Amount of Derivative Assets
Bank of America	$14,898	$(14,898)	$—	$—	$—
Barclays Bank PLC	2,142,236	(92,889)	—	—	2,049,347
Canadian Imperial Bank of Commerce	23,503	—	—	—	23,503
Citigroup, Inc.	263,191	—	—	—	263,191
JPMorgan Chase Securities, Inc.	145,340	(145,340)	—	—	—
The Goldman Sachs & Co.	35,038	—	—	—	35,038
Exchange Traded Futures and Swaps (b)	2,838,907	—	—	—	2,838,907
	$5,463,113	$(253,127)	$—	$—	$5,209,986
Counterparty	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (c)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$153,676	$(14,898)	$(138,778)	$—	$—
Barclays Bank PLC	92,889	(92,889)	—	—	—
BNP Paribas	199,880	—	—	—	199,880
JPMorgan Chase Securities, Inc.	4,588,465	(145,340)	(4,443,125)	—	—
Macquarie Bank Ltd.	232,815	—	(232,815)	—	—
Nomura International PLC	38,967	—	—	—	38,967
UBS AG	173,476	—	—	—	173,476
Exchange Traded Futures and Swaps (b)	1,951,062	—	—	—	1,951,062
	$7,431,230	$(253,127)	$(4,814,718)	$—	$2,363,385

(a) Swaps and written options are netted.

(b) Includes financial instruments (futures and centrally cleared swaps) which are not subject to a master netting arrangement, or another similar arrangement.

(c) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the six months ended December 31, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $121,905,666 and $189,895,115, respectively. Purchases and sales of U.S. Treasury obligations aggregated $75,003,259 and $120,960,365, respectively.

For the six months ended December 31, 2013, transactions for written options on futures and interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	8,000,000	$57,600
Options written	166	49,534
Options closed	(166)	(49,534)
Outstanding, end of period	8,000,000	$57,600

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Next $500 million of such net assets	.850%
Over $1.5 billion of such net assets	.825%

Accordingly, for the six months ended December 31, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate (exclusive of any applicable waivers/reimbursements) of 0.93% of the Fund's average daily net assets.

For the period from July 1, 2013 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for certain classes as follows:
Class A	1.60%
Class B	2.35%
Class C	2.35%
Class S	1.40%
Institutional Class	1.35%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.50%
Class B	2.25%
Class C	2.25%
Class S	1.30%
Institutional Class	1.25%

For the six months ended December 31, 2013, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$10,026
Class B	718
Class C	8,342
Class S	10,253
$29,339

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended December 31, 2013, the Administration Fee was $389,387, of which $61,487 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2013
Class A	$27,540	$22,516
Class B	922	922
Class C	10,273	7,525
Class S	29,373	17,930
Institutional Class	7,862	2,742
	$75,970	$51,635

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended December 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2013
Class B	$3,403	$465
Class C	225,576	33,665
	$228,979	$34,130

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended December 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2013	Annualized Effective Rate
Class A	$233,787	$121,887	.23%
Class B	1,055	639	.23%
Class C	75,126	35,762	.25%
	$309,968	$158,288

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended December 31, 2013 aggregated $2,277.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended December 31, 2013, the CDSC for the Fund's Class B and C shares was $2,120 and $2,736, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended December 31, 2013, DIDI received $838 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended December 31, 2013, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $11,345, of which $4,515 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2013.

F. Investing in Commodities-Related Investments

The Fund invests in commodity-linked derivative instruments such as commodity-linked swaps, structured notes and futures contracts that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. The commodities-linked derivatives instruments in which the Fund invests are more volatile than many other types of securities and may subject the Fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended December 31, 2013		Year Ended June 30, 2013
	Shares*	Dollars	Shares*	Dollars
Shares sold
Class A	2,298,458	$34,759,536	3,892,134	$63,464,562
Class B	—	—	2,434	36,792
Class C	187,281	2,593,796	634,974	9,611,101
Class S	4,623,044	70,717,746	9,071,146	149,493,902
Institutional Class	2,603,435	39,896,049	5,786,234	96,188,872
		$147,967,127		$318,795,229
Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	322,704	$5,419,900
Class B	—	—	1,796	28,128
Class C	—	—	63,243	989,632
Class S	—	—	211,251	3,572,634
Institutional Class	—	—	383,141	6,477,319
		$—		$16,487,613
Shares redeemed
Class A	(5,377,425)	$(81,183,417)	(8,790,450)	$(143,087,565)
Class B	(24,290)	(336,610)	(112,741)	(1,694,945)
Class C	(1,196,355)	(16,602,589)	(2,016,658)	(30,159,658)
Class S	(5,429,283)	(82,965,970)	(8,899,542)	(145,929,436)
Institutional Class	(3,916,965)	(59,990,606)	(3,956,438)	(65,948,859)
		$(241,079,192)		$(386,820,463)
Redemption fees		$3,023		$7,431
Net increase (decrease)
Class A	(3,078,967)	$(46,423,211)	(4,575,613)	$(74,199,646)
Class B	(24,290)	(336,610)	(108,510)	(1,630,025)
Class C	(1,009,074)	(14,008,639)	(1,318,440)	(19,558,904)
Class S	(806,239)	(12,246,129)	382,855	7,140,149
Institutional Class	(1,313,530)	(20,094,453)	2,212,937	36,718,236
		$(93,109,042)		$(51,530,190)

* Shares for the year ended June 30, 2013, and through December 5, 2013 have been adjusted to reflect the effects of a reverse stock split effective December 6, 2013. See Note I.

H. Transactions with Affiliates

The Underlying DWS Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying DWS Funds for the six months ended December 31, 2013 is as follows:
Affiliate	Value ($) at 6/30/2013	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 12/31/2013
DWS Variable NAV Money Fund	5,001,407	4,690	—	—	5,683	5,006,097
Central Cash Management Fund	38,148,293	289,140,974	301,981,209	—	5,620	25,308,058
Total	43,149,700	289,145,664	301,981,209	—	11,303	30,314,155

I. Reverse Stock Split

On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split for each class of shares of the Fund. The net effect of the reverse stock split was to decrease the number of outstanding shares and increase the net asset value per share by a proportionate amount for each class of shares of the Fund. The reverse stock split had no impact on the overall value of a shareholder's investment in the Fund. Capital share activity referenced in Note G. Share Transactions and per share and net asset value data in the Consolidated Financial Highlights tables have been restated to reflect the reverse stock split.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2013 to December 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,005.40	$1,002.90	$1,001.50	$1,007.30	$1,007.30
Expenses Paid per $1,000*	$7.73	$11.66	$11.50	$6.68	$5.87
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,017.49	$1,013.56	$1,013.71	$1,018.55	$1,019.36
Expenses Paid per $1,000*	$7.78	$11.72	$11.57	$6.72	$5.90

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Enhanced Commodity Strategy Fund	1.53%	2.31%	2.28%	1.32%	1.16%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Enhanced Commodity Strategy Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 3rd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that, in connection with the 2011 contract renewal process, DIMA agreed to implement a new management fee breakpoint.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Share Price	To obtain the fund's most recent share price, go to dws-investments.com or call (800) 728-3337.
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKSRX	SKIRX
CUSIP Number	23337G 225	23337G 233	23337G 241	23337G 258	23337G 266
Fund Number	485	685	785	2085	817

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 09/2013

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DECSF-3
(R-025782-3 2/14)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Commodity Strategy Fund, a series of DWS Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 28, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 28, 2014